Exhibit 99.1

The Blackstone Group Reports Second Quarter 2009 Results

Economic Net Income was $173 million for the second quarter of 2009, compared to a loss of $(93) million for the first quarter of 2009 and Economic Net Income of $100 million for the second quarter of 2008.

Net Fee Related Earnings from Operations were $87 million for the second quarter of 2009, down slightly from $90 million for both the first quarter of 2009 and the second quarter of 2008.

Adjusted Cash Flows From Operations were $102 million during the second quarter of 2009, up from $75 million for the first quarter of 2009 and down from $162 million for the second quarter of 2008.

Blackstone declares a quarterly priority distribution of $0.30 per common unit.

GAAP Net Loss Attributable to The Blackstone Group L.P. was $(164) million for the second quarter of 2009, including net IPO and acquisition-related charges of $196 million, compared to a GAAP Net Loss of $(232) million for the first quarter of 2009, including net IPO and acquisition-related charges of $190 million, and $(157) million for the second quarter of 2008, which included net IPO and acquisition-related charges of $204 million.

Second Quarter 2009 Highlights

•	Management and Advisory Fees declined modestly by 1% to $341.9 million from both the first quarter of 2009 and the second quarter of 2008.

•

Fee-Earning Assets Under Management totaled $93.5 billion, up from $92.2 billion at March 31, 2009 and down from $99.7 billion at June 30, 2008. Fee-Earning Assets Under Management were higher in Real Estate and Corporate Private Equity year-over-year and lower in Credit and Marketable Alternatives, mostly as a result of a reduction in the fair value of the underlying portfolio investments, as well as Blackstone’s liquidation of its proprietary single manager hedge funds. Both Blackstone’s credit-oriented and funds of hedge funds businesses experienced positive performance in the second quarter of 2009.

•

Performance Fees and Allocations of $72.2 million were up from negative $(213.8) million for the first quarter of 2009 and $(10.1) million for the second quarter of 2008. Performance Fees and Allocations were positive for Corporate Private Equity and Credit and Marketable Alternatives, but negative in Real Estate.

•

Blackstone strengthened its capital and liquidity position from the first quarter of 2009, with $784.6 million in available cash, $432.6 million invested in liquid Blackstone Funds with only $78.0 million in outstanding asset-backed borrowings as of June 30, 2009.

The Blackstone Group® L.P.
345 Park Avenue
New York, NY 10154
212 583-5000

New York, August 6, 2009: The Blackstone Group L.P. (NYSE: BX) today reported its second quarter 2009 results.

For the second quarter of 2009, Total Segment Revenues were $403.6 million, up 781% from $45.8 million for the first quarter of 2009 and up 7% from $376.5 million for the second quarter of 2008. The year-over-year change was driven by net appreciation of the underlying portfolio investments in the Corporate Private Equity and Credit and Marketable Alternatives segments and increased Management and Advisory Fees in the Corporate Private Equity, Real Estate and Financial Advisory segments. These increases were partially offset by increased unrealized net depreciation of the underlying portfolio investments in the Real Estate segment. For the six months ended June 30, 2009, Total Segment Revenues were $449.4 million compared to $408.3 million for the same period in 2008, an increase of 10%.

GAAP results for the second quarter of 2009 included Revenues of $406.4 million, up from $44.9 million for the first quarter of 2009 and $353.9 million for the second quarter of 2008, and Net Loss Attributable to The Blackstone Group L.P. of $(164.3) million, compared to $(231.6) million for the first quarter of 2009 and $(156.5) million for the second quarter of 2008. On a GAAP basis, Net Cash Flows Provided by Operating Activities were $136.7 million for the second quarter of 2009, down from $555.9 million for the first quarter of 2009 and $155.8 million for the second quarter of 2008. GAAP results for the six months ended June 30, 2009 included Revenues of $451.3 million, compared to $422.0 million for the six months ended June 30, 2008, and Net Loss Attributable to The Blackstone Group L.P. of $(395.9) million, compared to $(407.5) million for the six months ended June 30, 2008. On a GAAP basis, Net Cash Flows Provided by Operating Activities were $692.6 million for the six months ended June 30, 2009 more than double the $271.0 million for the six months ended June 30, 2008.

Global equity and debt markets recovered much of their previous losses in the second quarter of 2009, while the macro-economic backdrop remained challenged. In the United States and Europe, equities markets rose for the first time since the second quarter of 2007, after U.S. markets reached a 12-year low and European markets reached a 6-year low in March 2009. Emerging markets across Asia and Latin America rose even more quickly and ended the quarter 35-75% higher than year-end 2008 levels. High yield credit spreads tightened sharply to 978 basis points over Treasury securities at the end of June 2009, compared with credit spreads of 1,700 basis points over Treasury securities at year-end 2008. Despite this dramatic tightening, spreads remain well above historic averages and credit trends continue to be weak across both consumer and commercial asset classes.

Notwithstanding the significant rally in debt, bank lenders have not increased their appetite to make long-term capital commitments. New leveraged transaction levels remain low given the overall global economic weakness and lack of financing availability, even though new issuance in the high yield market increased in the second quarter of 2009 amidst tightening spreads.

Commercial real estate trends in the U.S. and Europe worsened in the second quarter of 2009, with lower occupancy and pricing trends. Global hospitality trends also declined, including revenue per available room (“RevPAR”), an important hospitality industry metric. Commodities prices continued their upward climb. Crude oil ended the second quarter of 2009 at $70 per barrel, 41% higher than at the end of March 2009 and 57% higher than at year-end 2008. The dollar generally weakened against most currencies in the quarter, reversing the gains from the first quarter of 2009. In the second quarter of 2009, the dollar declined approximately 6% against the Euro, 13% against the Pound Sterling and 3% against the Japanese Yen.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone remains focused on creating lasting value for our investors and our clients. In the current environment, this means investing prudently in the areas where we see the greatest long-term value and remaining cautious in areas where we expect further value declines. We currently have the largest amount of available capital in our history across our investment platforms and we expect our investors will benefit greatly as we deploy that capital over the next several years.”

The table below details Blackstone’s Economic Net Income, Net Fee Related Earnings from Operations, Adjusted Cash Flows from Operations and Fee-Earning Assets Under Management as of and for the three and six months ended June 30, 2009 and 2008. Economic Net Income, Total Segments includes unrealized gains (losses) and the direct compensation impact related to those gains/losses but excludes IPO and acquisition-related charges.

	Three Months Ended June 30,		Variance		Six Months Ended June 30,		Variance
	2009	2008	$	%	2009	2008	$	%
	(Dollars in Thousands, Except per Unit Amounts)
Economic Net Income, Total Segments	$172,763	$99,925	$72,838	73%	$79,561	$6,358	$73,203	—

Benefit for Income Taxes (a)	(8,073)	(65,717)	57,644	88%	(18,845)	(92,771)	73,926	80%

Economic Net Income After Taxes	$180,836	$165,642	$15,194	9%	$98,406	$99,129	$(723)	-1%

Economic Net Income After Taxes per Adjusted Unit (b)	$0.16	$0.15	$0.01	10%	$0.09	$0.09	$(0.00)	-1%

Net Fee Related Earnings from Operations	$86,790	$90,443	$(3,653)	-4%	$176,308	$158,004	$18,304	12%

Adjusted Cash Flows from Operations	$102,296	$161,525	$(59,229)	-37%	$177,080	$157,123	$19,957	13%
Fee-Earning Assets Under Management:

Corporate Private Equity	$25,244,050	$25,229,438	$14,612	0%
Real Estate	23,525,181	21,084,770	2,440,411	12%
Credit and Marketable Alternatives (c)	44,736,171	53,414,459	(8,678,288)	-16%

Total Fee-Earning Assets Under Management	$93,505,402	$99,728,667	$(6,223,265)	-6%

SEGMENT REVIEW

Corporate Private Equity

Corporate Private Equity had revenues of $198.6 million for the second quarter of 2009, compared with revenues of $68.1 million for the first quarter of 2009 and $92.4 million for the second quarter of 2008. The increase from 2008 was driven by stabilization in the total fair value of the segment’s underlying portfolio investments.

Net Fee Related Earnings from Operations were $23.9 million for the second quarter of 2009, up from $19.9 million for the first quarter of 2009 and $15.9 million for the second quarter of 2008. The increase from 2008 reflects decreased Management Fee Offsets, partially offset by an increase in Compensation and Benefits. Economic Net Income was $123.8 million for the second quarter of 2009, up from $53.1 million for the first quarter of 2009 and $31.3 million for the second quarter of 2008.

Compensation and Benefits expense increased to $54.3 million from negative $(5.1) million for the first quarter of 2009 and $40.3 million for the second quarter of 2008. The first quarter of 2009 included a

(a)	Represents the implied benefit for income taxes calculated using the same methodology applied in calculating the tax provision for The Blackstone Group L.P.
(b)	Adjusted Units represents the weighted-average fully diluted unit count for Economic Net Income purposes. A reconciliation of this item to the equivalent GAAP measure is presented in Exhibit 5 to this release.
(c)	The variance of $8.7 billion is partially attributed to a $3.6 billion decrease in Fee-Earning Assets Under Management related to Blackstone’s decision to restructure its Credit and Marketable Alternatives segment and liquidate its single manager proprietary hedge funds.

$40.7 million reversal of prior period carried interest allocations to certain personnel, resulting from the net depreciation in fair value of certain portfolio investments. The increase from 2008 was due to an increase in personnel compensation tied to Net Fee Related Earnings from Operations for the segment. Other Operating Expenses of $20.6 million remained consistent with both the first quarter of 2009 and second quarter of 2008.

Fee-Earning Assets Under Management were relatively flat at $25.2 billion, compared with $25.5 billion for the first quarter of 2009 and $25.2 billion for the second quarter of 2008.

Limited Partner Capital Deployed totaled $338.3 million for the second quarter of 2009, an increase from $196.1 million for the first quarter of 2009 and a decrease from $775.9 million deployed for the second quarter of 2008.

Corporate Private Equity had six-month revenues of $266.7 million, compared with negative revenues of $(24.4) million in the same period of 2008. The principal driver of the year-over-year change was due to an increase in performance fees and investment income driven by positive investment returns from one of Blackstone’s corporate private equity investment funds and modest appreciation in the fair value of the portfolio investments in the investment funds.

Real Estate

Real Estate had revenues of negative $(18.9) million for the second quarter of 2009, compared with revenues of negative $(212.6) million for the first quarter of 2009 and $(13.5) million for the second quarter of 2008.

Net Fee Related Earnings from Operations were $32.9 million in the second quarter of 2009, up from $30.5 million for the first quarter of 2009 and $22.8 million for the second quarter of 2008. The principal driver of the change from 2008 was an increase in Base Management Fees. Economic Net Income was negative $(25.1) million for the second quarter of 2009, an improvement from negative $(187.9) million for the first quarter of 2009 and $(59.1) million for the second quarter of 2008.

Compensation and Benefits were negative $(6.8) million, reflecting the reversal of prior period carried interest allocations to certain personnel. This compared to $(37.3) million for the first quarter of 2009 and $32.1 million for the second quarter of 2008. Other Operating Expenses were $13.0 million, in line with both the first quarter of 2009 and the second quarter of 2008.

Fee-Earning Assets Under Management increased $657.2 million from the first quarter of 2009 and $2.4 billion from the second quarter of 2008 to $23.5 billion.

Limited Partner Capital Deployed totaled $252.7 million for the second quarter of 2009, an increase from $215.1 million and $209.8 million deployed during the first quarter of 2009 and second quarter of 2008, respectively.

Real Estate had negative six-month revenues of $(231.5) million, compared with positive revenues of $34.0 million for the six months ended June 30, 2008. The principal driver of the year-over-year decline was net depreciation in the fair value of the portfolio investments in the real estate investment funds. The net depreciation in fair value is reflected in decreased Performance Fees and Allocations and Investment Income (Loss) and Other.

Credit and Marketable Alternatives (CAMA)

The Credit and Marketable Alternatives (“CAMA”) segment, previously known as Marketable Alternative Asset Management, has been renamed to better reflect the product mix of this segment. This does not reflect a change to the underlying businesses or how they are reflected in reporting results of operations. CAMA had revenues of $140.4 million, compared with $99.2 million for the first quarter of 2009 and $225.1 million for the second quarter of 2008. CAMA had positive performance fees and investment income of $47.8 million for the second quarter of 2009 compared with $6.5 million for the first quarter of 2009 and $94.8 million for the second quarter of 2008. The change in revenues from 2008 was driven primarily by a decrease in management fees, performance fees and investment income due to the liquidation in the first quarter of 2009 of Blackstone’s proprietary single manager hedge funds. Additionally, a reduction in Blackstone’s total capital invested in its funds of hedge funds compared to the second quarter of 2008 contributed to the decrease.

Net Fee Related Earnings from Operations were $25.2 million for the second quarter of 2009, an increase from $14.4 million for the first quarter of 2009 and a decrease from $40.5 million for the second quarter of 2008. The main driver of the decline from 2008 was a decrease in Base Management Fees, partially offset by a reduction in Compensation and Benefits and Other Operating Expenses. Economic Net Income was $66.5 million for the second quarter of 2009 compared to $14.4 million for the first quarter of 2009 and $115.9 million for the second quarter of 2008.

Compensation and Benefits were $57.4 million, down from $61.1 million in the first quarter of 2009 and $84.2 million in the second quarter of 2008. The decrease from the second quarter of 2008 was principally driven by Blackstone’s liquidation of its proprietary single manager hedge funds.

Fee-Earning Assets Under Management in the second quarter of 2009 totaled $44.7 billion compared with $43.9 billion for the first quarter of 2009 and $53.4 billion for the second quarter of 2008. The decrease from 2008 was due to net depreciation in the fair value of investments, redemptions and the liquidation of Blackstone’s proprietary single manager hedge funds.

Limited Partner Capital Deployed in certain carry credit-oriented funds totaled $112.1 million for the second quarter of 2009, down from $208.4 million for the first quarter of 2009 and $808.9 million for the second quarter of 2008. The decrease was related to a reduction in investment activity in certain of Blackstone’s credit-oriented funds due to lower investment activity levels.

CAMA had revenues of $239.6 million for the six months ended June 30, 2009 compared with revenues of $255.1 million for the same period of 2008. The decrease was primarily driven by a decrease in base management fees which reflected a decrease in Fee-Earning Assets Under Management.

Financial Advisory

Revenues were $83.5 million for the second quarter 2009, an increase of $11.0 million, or 15%, compared to $72.5 million for the second quarter of 2008. The change was driven by an increase of $21.3 million in fees generated by the restructuring and reorganization advisory services business as continued credit market turmoil and low levels of available liquidity led to increased bankruptcies, debt defaults and debt restructurings. Additionally, fees earned by the corporate and mergers and acquisitions advisory services business increased $13.0 million as clients increasingly looked to Blackstone for independent advice in complicated transactions. These increases were partially offset by a decrease of $22.9 million in fees generated by the fund placement business as efforts to raise capital continued to prove challenging in the current economic environment.

Net Fee Related Earnings from Operations were $4.9 million for the second quarter of 2009, a decrease from $24.7 million for the first quarter of 2009 and $11.3 million for the second quarter of 2008. The primary catalyst for the decrease from 2008 was higher operating expenses, due to an increase in reserves against receivables and compensation expense in the corporate and mergers and acquisitions advisory services and restructuring and reorganization advisory services business. A portion of compensation is directly related to the profitability of each of the services businesses. Economic Net Income was $7.5 million for the second quarter of 2009 compared to $27.1 million for the first quarter of 2009 and $11.8 million for the second quarter of 2008.

Compensation and Benefits were $54.2 million, up from $51.0 million for the first quarter of 2009 and $48.6 million for the second quarter of 2008.

Revenues were $174.5 million for the six months ended June 30, 2009, an increase of 22% compared to $143.6 million in the same period of 2008. The increase was driven by revenues in Blackstone’s restructuring and reorganization advisory and corporate and mergers and acquisitions advisory services businesses. The continued credit market turmoil and low levels of available liquidity led to increased bankruptcies and debt defaults, which drove the increase in revenues in the restructuring and reorganization advisory services business. An increase in client mandates accounted for the increase in corporate and mergers and acquisitions advisory revenues. A decrease in revenues in Blackstone’s fund placement business partially offset the increased revenues in the restructuring and reorganization advisory and corporate and mergers and acquisition advisory services businesses.

CAPITAL AND LIQUIDITY

For Economic Net Income purposes, the weighted-average fully diluted unit count (the “Adjusted Units”) for the three and six month periods ended June 30, 2009 was 1,123.6 million units and 1,127.9 million units, respectively. The weighted-average fully diluted unit count for the three and six month periods ended June 30, 2008 was 1,130.7 million units and 1,128.9 million units, respectively.

The total number of units used in calculating cash distributions was 1,091.5 million units for the six month period ended June 30, 2009 and 1,085.5 million units for the six month period ended June 30, 2008.

As of June 30, 2009, Blackstone had $784.6 million in cash, $432.6 million invested in liquid Blackstone Funds and $78.0 million in outstanding asset-backed borrowings. Blackstone has a new committed revolving credit facility for $850 million, which was effective May 11, 2009. Blackstone reduced the borrowing capacity from the prior facility of $1.0 billion, reflecting its enhanced balance sheet strength and liquidity position.

DISTRIBUTION

The Blackstone Group L.P. has declared a quarterly distribution of $0.30 per common unit to record holders of common units at the close of business on August 31, 2009. This distribution will be paid on September 11, 2009.

Public common unitholders will continue to receive a priority distribution ahead of Blackstone personnel and others through 2009, but the amount of those distributions in respect of 2009 will be based on the amount of Adjusted Cash Flows from Operations generated in 2009 available for distributions and could fall below $1.20.

No distributions will be paid in respect of the second quarter of 2009 to Blackstone personnel and others with respect to their Blackstone Holdings partnership units.

# # #

Blackstone will host a conference call on August 6, 2009 at 11:00 a.m. ET to discuss second quarter 2009 results. The conference call can be accessed by dialing (888) 680-0860 (U.S. domestic) or +1 (617) 213-4852 (international) pass code 43199368. Additionally, the conference call will be broadcast live over the internet and can be accessed by all interested parties through the Investor Relations section of The Blackstone Group’s website http://ir.blackstone.com. For those unable to listen to the live broadcast, a replay will be available on Blackstone’s website or by dialing (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international) conference ID number 34474116, beginning approximately three hours after the event.

About The Blackstone Group

Blackstone is one of the world’s leading investment and advisory firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, the companies we advise and the broader global economy. We do this through the commitment of our extraordinary people and flexible capital. Our alternative asset management businesses include the management of corporate private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles (CLOs) and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.

Investor Relations Contact:

Joan Solotar

The Blackstone Group

Tel: +1 (212) 583-5068

solotar@blackstone.com

Media Relations Contact:

Peter Rose

The Blackstone Group

Tel: +1 (212) 583-5871

rose@blackstone.com

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as such factors may be updated from time to time in its periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the prospectus. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

THE BLACKSTONE GROUP L.P.

Exhibit 1a. Condensed Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Three Months Ended June 30,
	2009	2008
Revenues
Management and Advisory Fees	$340,829	$338,159
Performance Fees and Allocations	71,171	(13,722)
Investment Income (Loss) (a)	(10,949)	22,766
Interest Income and Other	5,365	6,730

Total Revenues	406,416	353,933

Expenses
Compensation and Benefits (b)	937,751	1,028,808
Interest (c)	87	5,689
General, Administrative and Other (d)	112,276	107,799
Fund Expenses	1,592	21,793

Total Expenses	1,051,706	1,164,089

Other Income
Net Gains from Fund Investment Activities	58,304	189,678

Income (Loss) Before Provision (Benefit) for Taxes (e)	(586,986)	(620,478)

Provision (Benefit) for Taxes	10,885	(25,851)

Net Income (Loss)	(597,871)	(594,627)

Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	37,638	131,368

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	3,959	6,942

Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(475,184)	(576,406)

Net Income (Loss) Attributable to The BlackstoneGroup L.P. (f)	$(164,284)	$(156,531)

Net Loss per Common Unit, Basic and Diluted
Common Units Entitled to Priority Distributions	$(0.60)	$(0.60)

Common Units Not Entitled to Priority Distributions	$(0.90)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$18,437	$8,031
(b) Total Compensation and Benefits	$937,751	$1,028,808
Less: Compensation and Benefits – IPO and acquisition-related	$778,666	$823,705

Compensation – non-IPO and acquisition-related (*)	$159,085	$205,103

(c) Interest	$1,023	$2,352
(d) General, Administrative and Other	$40,092	$40,685
(e) Total IPO and acquisition-related charges	$801,344	$858,711
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$195,913	$203,813

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 1b. Condensed Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Six Months Ended June 30,
	2009	2008
Revenues
Management and Advisory Fees	$682,001	$647,568
Performance Fees and Allocations	(143,077)	(202,409)
Investment Income (Loss) (a)	(93,402)	(38,592)
Interest Income and Other	5,808	15,402

Total Revenues	451,330	421,969

Expenses
Compensation and Benefits (b)	1,750,098	2,005,955
Interest (c)	1,486	8,432
General, Administrative and Other (d)	217,876	202,533
Fund Expenses	4,604	44,745

Total Expenses	1,974,064	2,261,665

Other Income (Loss)
Net Gains (Losses) from Fund Investment Activities	23,541	(25,958)

Income (Loss) Before Provision (Benefit) for Taxes (e)	(1,499,193)	(1,865,654)

Provision (Benefit) for Taxes	28,616	(16,870)

Net Income (Loss)	(1,527,809)	(1,848,784)

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	40,234	(52,826)

Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(37,072)	(7,974)

Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(1,135,113)	(1,380,460)

Net Income (Loss) Attributable to The BlackstoneGroup L.P. (f)	$(395,858)	$(407,524)

Net Loss per Common Unit, Basic and Diluted
Common Units Entitled to Priority Distributions	$(1.44)	$(1.55)

Common Units Not Entitled to Priority Distributions	$(2.04)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$20,794	$8,031
(b) Total Compensation and Benefits	$1,750,098	$2,005,955
Less: Compensation and Benefits – IPO and acquisition-related	$1,521,370	$1,742,676

Compensation – non-IPO and acquisition-related (*)	$228,728	$263,279

(c) Interest	$1,736	$2,352
(d) General, Administrative and Other	$79,603	$74,213
(e) Total IPO and acquisition-related charges	$1,581,915	$1,811,210
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$386,271	$427,861

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Condensed Consolidated Statements of Financial Condition

(Dollars in Thousands)

	June 30, 2009	December 31, 2008
Assets
Cash and Cash Equivalents	$784,579	$503,737
Cash Held by Blackstone Funds and Other	70,914	907,324
Investments	2,527,339	2,830,942
Accounts Receivable	245,392	312,067
Due from Brokers	714	48,506
Investment Subscriptions Paid in Advance	—	1,916
Due from Affiliates	361,161	861,434
Intangible Assets, Net	998,500	1,077,526
Goodwill	1,703,602	1,703,602
Other Assets	157,759	169,555
Deferred Tax Assets	848,772	845,578

Total Assets	$7,698,732	$9,262,187

Liabilities and Partners’ Capital
Loans Payable	$78,048	$387,000
Amounts Due to Non-Controlling Interest Holders	180,109	1,103,423
Securities Sold, Not Yet Purchased	310	894
Due to Affiliates	1,305,537	1,285,577
Accrued Compensation and Benefits	321,409	413,459
Accounts Payable, Accrued Expenses and Other Liabilities	163,451	180,259

Total Liabilities	2,048,864	3,370,612

Commitments and Contingencies

Redeemable Non-Controlling Interests in Consolidated Entities	454,823	362,462

Partners’ Capital
Partners’ Capital	3,351,177	3,509,448
Accumulated Other Comprehensive Income (Loss)	576	(291)
Non-Controlling Interests in Consolidated Entities	73,294	198,197
Non-Controlling Interests in Blackstone Holdings	1,769,998	1,821,759

Total Partners’ Capital	5,195,045	5,529,113

Total Liabilities and Partners’ Capital	$7,698,732	$9,262,187

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Condensed Consolidating Statements of Financial Condition

(Dollars in Thousands)

	June 30, 2009
	Consolidated Operating Partnerships	Consolidated Blackstone Funds	Reclasses and Eliminations	Consolidated
Assets
Cash and Cash Equivalents	$784,579	$—	$—	$784,579
Cash Held by Blackstone Funds and Other	51,211	19,703	—	70,914
Investments	1,686,273	1,050,874	(209,808)	2,527,339
Accounts Receivable	241,771	3,621	—	245,392
Due from Brokers	—	714	—	714
Investment Subscriptions Paid in Advance	—	—	—	—
Due from Affiliates	360,877	15,915	(15,631)	361,161
Intangible Assets, Net	998,500	—	—	998,500
Goodwill	1,703,602	—	—	1,703,602
Other Assets	157,286	532	(59)	157,759
Deferred Tax Assets	848,772	—	—	848,772

Total Assets	$6,832,871	$1,091,359	$(225,498)	$7,698,732

Liabilities and Partners’ Capital
Loans Payable	$78,048	$—	$—	$78,048
Amounts Due to Non-Controlling Interest Holders	59,459	120,650	—	180,109
Securities Sold, Not Yet Purchased	—	310	—	310
Due to Affiliates	1,297,215	23,953	(15,631)	1,305,537
Accrued Compensation and Benefits	319,260	2,149	—	321,409
Accounts Payable, Accrued Expenses and Other Liabilities	158,287	5,223	(59)	163,451

Total Liabilities	1,912,269	152,285	(15,690)	2,048,864

Redeemable Non-Controlling Interests in Consolidated Entities	—	—	454,823	454,823

Partners’ Capital
Partners’ Capital	3,351,177	664,631	(664,631)	3,351,177
Accumulated Other Comprehensive Income	576	—	—	576
Non-Controlling Interests in Consolidated Entities	(201,149)	274,443	—	73,294
Non-Controlling Interests in Blackstone Holdings	1,769,998	—	—	1,769,998

Total Partners’ Capital	4,920,602	939,074	(664,631)	5,195,045

Total Liabilities and Partners’ Capital	$6,832,871	$1,091,359	$(225,498)	$7,698,732

…continued

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Condensed Consolidating Statements of Financial Condition - Continued

(Dollars in Thousands)

	December 31, 2008
	Consolidated Operating Partnerships	Consolidated Blackstone Funds	Reclasses and Eliminations	Consolidated
Assets
Cash and Cash Equivalents	$503,737	$—	$—	$503,737
Cash Held by Blackstone Funds and Other	57,536	849,788	—	907,324
Investments	1,650,071	1,385,132	(204,261)	2,830,942
Accounts Receivable	309,201	2,866	—	312,067
Due from Brokers	—	48,506	—	48,506
Investment Subscriptions Paid in Advance	6,697	—	(4,781)	1,916
Due from Affiliates	1,057,362	216	(196,144)	861,434
Intangible Assets, Net	1,077,526	—	—	1,077,526
Goodwill	1,703,602	—	—	1,703,602
Other Assets	169,333	222	—	169,555
Deferred Tax Assets	845,578	—	—	845,578

Total Assets	$7,380,643	$2,286,730	$(405,186)	$9,262,187

Liabilities and Partners’ Capital
Loans Payable	$387,000	$—	$—	$387,000
Amounts Due to Non-Controlling Interest Holders	105,942	1,009,780	(12,299)	1,103,423
Securities Sold, Not Yet Purchased	—	894	—	894
Due to Affiliates	1,064,980	362,526	(141,929)	1,285,577
Accrued Compensation and Benefits	410,593	2,866	—	413,459
Accounts Payable, Accrued Expenses and Other Liabilities	176,418	112,699	(108,858)	180,259

Total Liabilities	2,144,933	1,488,765	(263,086)	3,370,612

Redeemable Non-Controlling Interests in Consolidated Entities	—	—	362,462	362,462

Partners’ Capital
Partners’ Capital	3,509,448	504,562	(504,562)	3,509,448
Accumulated Other Comprehensive Income (Loss)	(291)	—	—	(291)
Non-Controlling Interests in Consolidated Entities	(95,206)	293,403	—	198,197
Non-Controlling Interests in Blackstone Holdings	1,821,759	—	—	1,821,759

Total Partners’ Capital	5,235,710	797,965	(504,562)	5,529,113

Total Liabilities and Partners’ Capital	$7,380,643	$2,286,730	$(405,186)	$9,262,187

THE BLACKSTONE GROUP L.P.

Exhibit 3. Condensed Consolidated Statements of Cash Flows

(Dollars in Thousands)

	Three Months Ended					Three Months Ended		Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	Full Year 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Operating Activities
Net Income (Loss)	$(1,254,157)	$(594,627)	$(1,822,345)	$(1,923,025)	$(5,594,154)	$(929,938)	$(597,871)	$(1,527,809)	$(1,848,784)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Blackstone Funds Related:
Non-Controlling Interests in Income (Loss) of Consolidated Entities	209,980	(121,292)	389,856	202,011	680,555	13,235	(98,161)	(84,926)	88,688
Net Realized (Gains) Losses on Investments	256	(118,555)	204,373	78,652	164,726	53,190	38,369	91,559	(118,299)
Changes in Unrealized (Gains) Losses on Investments Allocable to Blackstone Group	62,823	(7,770)	182,138	386,870	624,061	78,218	14,758	92,976	55,053
Non-Cash Performance Fees and Allocations	76,279	37,343	393,282	579,154	1,086,058	101,770	(89,499)	12,271	113,622
Equity-Based Compensation Expense	914,671	805,597	774,431	807,918	3,302,617	738,045	762,521	1,500,566	1,720,268
Intangible Amortization	33,528	40,685	39,512	39,512	153,237	39,513	39,511	79,024	74,213
Other Non-Cash Amounts Included in Net Income	3,845	5,102	4,470	6,271	19,688	6,006	6,026	12,032	8,947
Cash Flows Due to Changes in Operating Assets and Liabilities	316,363	112,039	(96,073)	651,625	983,954	182,718	21,332	204,050	428,402
Blackstone Funds Related Investment Activity	(248,434)	(2,697)	351,860	368,964	469,693	273,125	39,718	312,843	(251,131)

Net Cash Provided by Operating Activities	115,154	155,825	421,504	1,197,952	1,890,435	555,882	136,704	692,586	270,979

Investing Activities
Net Cash Provided by (Used in) Investing Activities	(388,918)	20,210	(9,731)	(3,241)	(381,680)	(2,044)	(9,450)	(11,494)	(368,708)

Financing Activities
Net Cash Provided by (Used in) Financing Activities	77,714	(630,954)	505,521	(1,825,928)	(1,873,647)	(281,272)	(118,978)	(400,250)	(553,240)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	90	(90)	—	—	—	—	—	—	—

Net Increase (Decrease) in Cash and Cash Equivalents	(195,960)	(455,009)	917,294	(631,217)	(364,892)	272,566	8,276	280,842	(650,969)
Cash and Cash Equivalents, Beginning of Period	868,629	672,669	217,660	1,134,954	868,629	503,737	776,303	503,737	868,629

Cash and Cash Equivalents, End of Period	$672,669	$217,660	$1,134,954	$503,737	$503,737	$776,303	$784,579	$784,579	$217,660

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below detail Blackstone’s Economic Net Income and Net Fee Related Earnings from Operations. Net Fee Related Earnings from Operations is a supplemental measure of after tax performance used to highlight earnings from operations excluding the income from and related profit sharing expenses of Blackstone’s performance fees and investment income except for interest income. The reconciliation of Economic Net Income to Net Fee Related Earnings from Operations is presented in Exhibit 4b to this release.

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Corporate Private Equity
Revenues
Management Fees
Base Management Fees	$67,336	$66,967	$67,009	$67,649	$68,431	$67,740	$136,171	$134,303
Transaction and Other Fees *	10,837	19,161	26,090	24,862	13,982	15,711	29,693	29,998
Management Fee Offsets **	(8,410)	(15,232)	(9,330)	(1,044)	(3,654)	(566)	(4,220)	(23,642)

Total Management Fees	69,763	70,896	83,769	91,467	78,759	82,885	161,644	140,659
Performance Fees and Allocations	(163,430)	21,960	(104,653)	(184,362)	4,818	97,185	102,003	(141,470)
Investment Income (Loss) and Other	(23,076)	(489)	(47,533)	(101,053)	(15,481)	18,516	3,035	(23,565)

Total Segment Revenues	(116,743)	92,367	(68,417)	(193,948)	68,096	198,586	266,682	(24,376)

Expenses
Compensation and Benefits	(80,752)	40,283	34,192	22,483	(5,124)	54,263	49,139	(40,469)
Other Operating Expenses	22,174	20,799	23,878	22,708	20,108	20,553	40,661	42,973

Total Segment Expenses	(58,578)	61,082	58,070	45,191	14,984	74,816	89,800	2,504

Economic Net Income (Loss)	$(58,165)	$31,285	$(126,487)	$(239,139)	$53,112	$123,770	$176,882	$(26,880)

Net Fee Related Earnings from Operations	$18,297	$15,871	$16,194	$31,566	$19,883	$23,885	$43,768	$34,168

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.
**	Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Real Estate
Revenues
Management Fees
Base Management Fees	$66,751	$67,977	$80,361	$80,832	$80,198	$81,517	$161,715	$134,728
Transaction and Other Fees *	11,795	6,854	7,050	10,347	3,140	2,879	6,019	18,649
Management Fee Offsets **	(404)	(326)	(1,435)	(2,804)	(1,193)	(486)	(1,679)	(730)

Total Management Fees	78,142	74,505	85,976	88,375	82,145	83,910	166,055	152,647
Performance Fees and Allocations	(30,062)	(77,133)	(302,448)	(409,380)	(228,573)	(47,370)	(275,943)	(107,195)
Investment Income (Loss) and Other	(574)	(10,837)	(58,766)	(157,500)	(66,127)	(55,461)	(121,588)	(11,411)

Total Segment Revenues	47,506	(13,465)	(275,238)	(478,505)	(212,555)	(18,921)	(231,476)	34,041

Expenses
Compensation and Benefits	35,688	32,083	21,102	(12,080)	(37,319)	(6,824)	(44,143)	67,771
Other Operating Expenses	15,762	13,532	13,221	11,574	12,615	12,978	25,593	29,294

Total Segment Expenses	51,450	45,615	34,323	(506)	(24,704)	6,154	(18,550)	97,065

Economic Net Income (Loss)	$(3,944)	$(59,080)	$(309,561)	$(477,999)	$(187,851)	$(25,075)	$(212,926)	$(63,024)

Net Fee Related Earnings from Operations	$20,317	$22,787	$32,739	$43,778	$30,513	$32,867	$63,380	$43,104

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.

** Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Credit and Marketable Alternatives
Revenues
Management Fees
Base Management Fees	$103,187	$127,465	$131,908	$114,276	$96,503	$96,293	$192,796	$230,652
Transaction and Other Fees *	1,128	2,884	3,806	698	443	687	1,130	4,012
Management Fee Offsets **	—	(16)	(165)	(6,425)	(4,213)	(4,365)	(8,578)	(16)

Total Management Fees	104,315	130,333	135,549	108,549	92,733	92,615	185,348	234,648
Performance Fees and Allocations	5,058	45,027	(12,488)	(35,338)	9,922	22,419	32,341	50,085
Investment Income (Loss) and Other	(79,402)	49,741	(171,342)	(129,058)	(3,452)	25,375	21,923	(29,661)

Total Segment Revenues	29,971	225,101	(48,281)	(55,847)	99,203	140,409	239,612	255,072

Expenses
Compensation and Benefits	56,273	84,162	60,268	40,252	61,134	57,406	118,540	140,435
Other Operating Expenses	18,288	25,014	25,764	36,385	23,645	16,461	40,106	43,302

Total Segment Expenses	74,561	109,176	86,032	76,637	84,779	73,867	158,646	183,737

Economic Net Income (Loss)	$(44,590)	$115,925	$(134,313)	$(132,484)	$14,424	$66,542	$80,966	$71,335

Net Fee Related Earnings from Operations	$26,322	$40,490	$42,417	$21,712	$14,428	$25,164	$39,592	$66,812

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.
**	Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Financial Advisory
Revenues
Advisory Fees	$68,563	$71,080	$157,026	$100,850	$90,940	$82,503	$173,443	$139,643
Investment Income and Other	2,553	1,382	1,522	2,473	101	996	1,097	3,935

Total Segment Revenues	71,116	72,462	158,548	103,323	91,041	83,499	174,540	143,578

Expenses
Compensation and Benefits	46,967	48,574	82,295	56,919	50,952	54,239	105,191	95,541
Other Operating Expenses	11,017	12,093	15,158	23,892	12,976	21,734	34,710	23,110

Total Segment Expenses	57,984	60,667	97,453	80,811	63,928	75,973	139,901	118,651

Economic Net Income	$13,132	$11,795	$61,095	$22,512	$27,113	$7,526	$34,639	$24,927

Net Fee Related Earnings from Operations	$2,625	$11,295	$60,460	$20,798	$24,694	$4,874	$29,568	$13,920

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Economic Net Income Recap, Total Segments
Revenues
Management Fees
Base Management Fees	$237,274	$262,409	$279,278	$262,757	$245,132	$245,550	$490,682	$499,683
Advisory Fees	68,563	71,080	157,026	100,850	90,940	82,503	173,443	139,643
Transaction and Other Fees *	23,760	28,899	36,946	35,907	17,565	19,277	36,842	52,659
Management Fee Offsets **	(8,814)	(15,574)	(10,930)	(10,273)	(9,060)	(5,417)	(14,477)	(24,388)

Total Management and Advisory Fees	320,783	346,814	462,320	389,241	344,577	341,913	686,490	667,597
Performance Fees and Allocations	(188,434)	(10,146)	(419,589)	(629,080)	(213,833)	72,234	(141,599)	(198,580)
Investment Income (Loss) and Other	(100,499)	39,797	(276,119)	(385,138)	(84,959)	(10,574)	(95,533)	(60,702)

Total Segment Revenues	31,850	376,465	(233,388)	(624,977)	45,785	403,573	449,358	408,315

Expenses
Compensation and Benefits	58,176	205,102	197,857	107,574	69,643	159,084	228,727	263,278
Other Operating Expenses	67,241	71,438	78,021	94,559	69,344	71,726	141,070	138,679

Total Segment Expenses	125,417	276,540	275,878	202,133	138,987	230,810	369,797	401,957

Total Economic Net Income (Loss)	$(93,567)	$99,925	$(509,266)	$(827,110)	$(93,202)	$172,763	$79,561	$6,358

Total Net Fee Related Earnings from Operations	$67,561	$90,443	$151,810	$117,854	$89,518	$86,790	$176,308	$158,004

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.
**	Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

THE BLACKSTONE GROUP L.P.

Exhibit 4b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income,

of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Adjusted Cash Flows from Operations and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below reconcile Economic Net Income (Loss) to Net Fee Related Earnings from Operations.

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Corporate Private Equity
Economic Net Income (Loss)	$(58,165)	$31,285	$(126,487)	$(239,139)	$53,112	$123,770	$176,882	$(26,880)
Performance Fees and Allocations Adjustment (a)	163,430	(21,960)	104,653	184,362	(4,818)	(97,185)	(102,003)	141,470
Investment Income (Loss) and Other Adjustment (b)	23,076	489	47,533	101,053	15,481	(18,516)	(3,035)	23,565
Interest Income (c)	848	245	357	8,911	28	1,296	1,324	1,093
Performance Related Compensation and Benefits Adjustment (d)	(109,934)	7,678	(6,181)	(21,908)	(41,972)	13,596	(28,376)	(102,256)
Taxes Payable (e)	(958)	(1,866)	(3,681)	(1,713)	(1,948)	924	(1,024)	(2,824)

Net Fee Related Earnings from Operations	$18,297	$15,871	$16,194	$31,566	$19,883	$23,885	$43,768	$34,168

Real Estate
Economic Net Income (Loss)	$(3,944)	$(59,080)	$(309,561)	$(477,999)	$(187,851)	$(25,075)	$(212,926)	$(63,024)
Performance Fees and Allocations Adjustment (a)	30,062	77,133	302,448	409,380	228,573	47,370	275,943	107,195
Investment Income (Loss) and Other Adjustment (b)	574	10,837	58,766	157,500	66,127	55,461	121,588	11,411
Interest Income (c)	2,047	522	(75)	4,701	(285)	2,602	2,317	2,569
Performance Related Compensation and Benefits Adjustment (d)	(1,921)	(4,759)	(19,121)	(48,090)	(73,321)	(46,031)	(119,352)	(6,680)
Taxes Payable (e)	(6,501)	(1,866)	282	(1,714)	(2,730)	(1,460)	(4,190)	(8,367)

Net Fee Related Earnings from Operations	$20,317	$22,787	$32,739	$43,778	$30,513	$32,867	$63,380	$43,104

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss) Other.
(c)	Represents the Interest Income portion of Investment Income (Loss) and Other.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using the same methodology applied in calculating the provision for The Blackstone Group L.P.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income,

of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Adjusted Cash Flows from Operations and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Credit and Marketable Alternatives
Economic Net Income (Loss)	$(44,590)	$115,925	$(134,313)	$(132,484)	$14,424	$66,542	$80,966	$71,335
Performance Fees and Allocations Adjustment (a)	(5,058)	(45,027)	12,488	35,338	(9,922)	(22,419)	(32,341)	(50,085)
Investment Income (Loss) and Other Adjustment (b)	79,402	(49,741)	171,342	129,058	3,452	(25,375)	(21,923)	29,661
Interest Income (c)	2,870	1,691	906	3,701	456	594	1,050	4,561
Performance Related Compensation and Benefits Adjustment (d)	1,360	18,141	(5,798)	(12,188)	7,427	8,102	15,529	19,501
Taxes Payable (e)	(7,662)	(499)	(2,208)	(1,713)	(1,409)	(2,280)	(3,689)	(8,161)

Net Fee Related Earnings from Operations	$26,322	$40,490	$42,417	$21,712	$14,428	$25,164	$39,592	$66,812

Financial Advisory
Economic Net Income	$13,132	$11,795	$61,095	$22,512	$27,113	$7,526	$34,639	$24,927
Investment Income (Loss) and Other Adjustment (b)	(2,553)	(1,382)	(1,522)	(2,473)	(101)	(996)	(1,097)	(3,935)
Interest Income (c)	2,552	1,382	1,523	2,473	101	996	1,097	3,934
Taxes Payable (e)	(10,506)	(500)	(636)	(1,714)	(2,419)	(2,652)	(5,071)	(11,006)

Net Fee Related Earnings from Operations	$2,625	$11,295	$60,460	$20,798	$24,694	$4,874	$29,568	$13,920

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss) Other.
(c)	Represents the Interest Income portion of Investment Income (Loss) and Other.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using the same methodology applied in calculating the provision for The Blackstone Group L.P.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income,

of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Adjusted Cash Flows from Operations and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended						Six Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Income (Loss) Before Provision (Benefit) for Taxes	$(1,245,176)	$(620,478)	$(1,843,707)	$(1,898,938)	$(912,207)	$(586,986)	$(1,499,193)	$(1,865,654)
IPO and Acquisition-Related Charges (a)	918,971	818,026	816,343	779,381	741,057	761,834	1,502,891	1,736,997
Amortization of Intangibles (b)	33,528	40,685	39,512	39,512	39,513	39,511	79,024	74,213
Income (Loss) Associated with Non-Controlling Interests in Income (Loss) of Consolidated Entities (c)	199,110	(138,308)	478,586	252,935	38,435	(41,596)	(3,161)	60,802

Total Segments, Economic Net Income (Loss)	(93,567)	99,925	(509,266)	(827,110)	(93,202)	172,763	79,561	6,358
Performance Fees and Allocations Adjustment (d)	188,434	10,146	419,589	629,080	213,833	(72,234)	141,599	198,580
Investment Income (Loss) and Other Adjustment (e)	100,499	(39,797)	276,119	385,138	84,959	10,574	95,533	60,702
Interest Income (f)	8,317	3,840	2,711	19,786	300	5,488	5,788	12,157
Performance Related Compensation and Benefits Adjustment (g)	(110,495)	21,060	(31,100)	(82,186)	(107,866)	(24,333)	(132,199)	(89,435)
Taxes Payable (h)	(25,627)	(4,731)	(6,243)	(6,854)	(8,506)	(5,468)	(13,974)	(30,358)

Net Fee Related Earnings from Operations	67,561	90,443	151,810	117,854	89,518	86,790	176,308	158,004
Realized Performance Fees and Allocations (i)	8,286	15,054	5,237	4,639	—	474	474	23,340
Realized Investment (Income) Loss (j)	(80,249)	56,028	(166,047)	(141,814)	(14,734)	15,032	298	(24,221)

Adjusted Cash Flows From Operations	$(4,402)	$161,525	$(9,001)	$(19,321)	$74,784	$102,296	$177,080	$157,123

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations (k)	$99,923	$103,638	$167,781	$139,412	$104,846	$97,463	$202,309	$203,561

(a)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and other corporate actions.
(b)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)	This adjustment adds back to Income (Loss) Before Provision for Taxes the amount of Income (Loss) Associated with Non-Controlling Interests in Income (Loss) of Consolidated Entities.
(d)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(e)	This adjustment removes from ENI the segment amount of Investment Income (Loss) Other.
(f)	Represents the Interest Income portion of Investment Income (Loss) and Other.
(g)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(h)	Represents an implied payable for income taxes calculated using the same methodology applied in calculating the provision for The Blackstone Group L.P.
(i)	Represents the adjustment for realized Performance Fees and Allocations net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j)	Represents the adjustment for Blackstone’s investment income (realized and unrealized) on its liquid investments from its Credit and Marketable Alternatives segment, as well as its net realized investment income on its illiquid investments, principally from its Corporate Private Equity and Real Estate Segments and permanent impairment charges on certain illiquid investments.
(k)	Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations represents Net Fee Related Earnings from Operations adding back the implied taxes payable for Net Fee Related Earnings from Operations, see (h), and segment interest and depreciation and amortization.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 5. Reconciliation of Adjusted Cash Flows from Operations to Net Cash Provided by

Operating Activities, of Weighted-Average Economic Net Income Adjusted Units—Diluted to Total

GAAP Weighted-Average Common Units Outstanding—Diluted and of Economic Net Income

Adjusted Units—Diluted to Total GAAP Common Units Outstanding—Diluted

(Dollars in Thousands, Except Unit Data)

The following table provides a reconciliation of Blackstone’s Adjusted Cash Flows from Operations to Blackstone’s Net Cash Provided by Operating Activities. Adjusted Cash Flows from Operations is a supplemental measure of liquidity to assess liquidity and amounts available for distributions to Blackstone unitholders, including Blackstone personnel.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net Cash Provided by Operating Activities	$136,704	$155,825	$692,586	$270,979
Changes in Operating Assets and Liabilities	(21,332)	(112,039)	(204,050)	(428,402)
Blackstone Funds Related Investment Activities	(39,718)	2,697	(312,843)	251,131
Net Realized Gains (Losses) on Investments	(38,369)	118,555	(91,559)	118,299
Non-Controlling Interests in Income of Consolidated Entities	531,748	559,388	1,216,877	1,352,572
Realized Gains (Losses)—Blackstone Funds	3,029	44,089	(3,459)	20,235
Cash Flows from Operations—Adjustments
Interests Held by Blackstone Holdings Limited Partners (a)	(475,184)	(576,406)	(1,135,113)	(1,380,460)
Incremental Cash Tax Effect (b)	5,418	(30,584)	14,641	(47,231)

Adjusted Cash Flows from Operations	$102,296	$161,525	$177,080	$157,123

The following table provides the details of the components of Adjusted Cash Flows from Operations. Adjusted Cash Flows from Operations is the principal factor in determining the amount of distributions to unitholders.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Fee Related Earnings
Total Management and Advisory Fees (c)	$347,399	$350,655	$692,278	$679,755
Total Expenses (d)	260,609	260,212	515,970	521,751

Net Fee Related Earnings from Operations	86,790	90,443	176,308	158,004

Performance Fees and Allocations Net of Related Compensation (e)	474	15,054	474	23,340

Blackstone Investment Income (f)
Liquid	16,949	46,017	15,247	(36,894)
Illiquid	(1,917)	10,011	(14,949)	12,673

	15,032	56,028	298	(24,221)

Adjusted Cash Flows from Operations	$102,296	$161,525	$177,080	$157,123

(a)	Represents an adjustment to add back net income (loss) allocable to interest holders of Blackstone Holdings Limited Partners after the Reorganization recorded as Non-Controlling Interests.
(b)	Represents the provisions for and/or adjustments to income taxes that were calculated using the same methodology applied in calculating such amounts for the period after the reorganization.
(c)	Comprised of total segment Management and Advisory Fees plus interest income.
(d)	Comprised of total segment compensation expense (excluding compensation expense related to Performance Fees and Allocations pursuant to Blackstone’s profit sharing plans related to carried interest and incentive fees which are included in (e) below), other operating expenses and Blackstone’s estimate of taxes payable.
(e)	Represents realized Performance Fees and Allocations net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(f)	Comprised of Blackstone’s investment income (realized and unrealized) on its liquid investments from its Credit and Marketable Alternatives segment, as well as its net realized investment income on its illiquid investments, principally from its Corporate Private Equity and Real Estate Segments and permanent impairment charges on certain illiquid investments.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 5. Reconciliation of Adjusted Cash Flows from Operations to Net Cash Provided by

Operating Activities, of Weighted-Average Economic Net Income Adjusted Units—Diluted to Total

GAAP Weighted-Average Common Units Outstanding—Diluted and of Economic Net Income

Adjusted Units—Diluted to Total GAAP Common Units Outstanding—Diluted

(Dollars in Thousands, Except Unit Data)

The following table provides a reconciliation of Blackstone’s Total GAAP Weighted-Average Common Units Outstanding—Diluted to Weighted-Average Economic Net Income Adjusted Units—Diluted.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Total GAAP Weighted-Average Common Units Outstanding—Diluted	275,584,823	263,610,181	275,419,349	263,378,650
Adjustments:
Weighted-Average Partnership Units	823,827,409	836,010,555	827,280,867	833,995,410
Weighted-Average Unvested Deferred Restricted Common Units	24,175,810	31,078,615	25,185,306	31,569,772

Weighted-Average Economic Net Income Adjusted Units—Diluted	1,123,588,042	1,130,699,351	1,127,885,522	1,128,943,832

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding—Diluted to Economic Net Income Adjusted Units—Diluted as of June 30, 2009.
Total GAAP Common Units Outstanding—Diluted	275,932,505
Adjustments:
Partnership Units	821,894,426
Unvested Deferred Restricted Common Units	22,200,488

Economic Net Income Adjusted Units—Diluted	1,120,027,419

THE BLACKSTONE GROUP L.P.

Exhibit 6. Supplemental Metrics

(Dollars in Thousands)

	As of and for the Periods Ended
	June 30,
	2009	2008
Total Assets Under Management
(End of Period)
Corporate Private Equity	$23,866,087	$30,299,340
Real Estate	20,195,478	29,176,414
CAMA (a)	49,406,916	59,937,279

	$93,468,481	$119,413,033

Fee-Earning Assets Under Management
(End of Period) (b)
Corporate Private Equity	$25,244,050	$25,229,438
Real Estate	23,525,181	21,084,770
CAMA (c)	44,736,171	53,414,459

	$93,505,402	$99,728,667

Weighted-Average Fee-Earning
Assets Under Management
(For the Three Months Ended) (b)
Corporate Private Equity	$25,238,626	$25,076,359
Real Estate	23,217,654	19,171,496
CAMA (c)	44,745,819	52,123,029

	$93,202,099	$96,370,884

Weighted-Average Fee-Earning
Assets Under Management
(Year to Date Period Ended) (b)
Corporate Private Equity	$25,339,725	$25,065,340
Real Estate	23,032,420	19,001,773
CAMA (d)	44,033,510	50,931,376

	$92,405,655	$94,998,489

(a)	Includes a decrease of $4.0 billion, related to Blackstone’s 2008 decision to liquidate its proprietary single manager hedge funds.
(b)	Excludes unrealized values which Blackstone is entitled to receive in carried interest.
(c)	Includes a decrease of $3.6 billion, related to the matters discussed in (a).
(d)	Includes a decrease of $3.5 billion, related to the matters discussed in (a).

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 6. Supplemental Metrics - Continued

(Dollars in Thousands)

	As of and for the Periods Ended
	June 30,
	2009	2008
Limited Partner Capital Deployed
(For the Three Months Ended)
Corporate Private Equity	$338,269	$775,944
Real Estate	252,687	209,779
CAMA (a)	112,100	808,875

	$703,056	$1,794,598

Limited Partner Capital Deployed
(Year to Date Period Ended)
Corporate Private Equity	$534,409	$1,116,063
Real Estate	467,810	578,981
CAMA (a)	320,459	828,264

	$1,322,678	$2,523,308

Fund Level Unrealized Value (b)
(End of Period)
Corporate Private Equity
Cost	$19,568,097	$15,646,836

Unrealized Value	$15,646,194	$17,355,494

Real Estate
Cost	$11,964,895	$11,218,644

Unrealized Value	$6,748,693	$15,386,354

CAMA (a)
Cost	$2,980,804	$1,862,250

Unrealized Value	$2,405,446	$2,002,163

(a)	Limited Partner Capital Deployed and Fund Level Unrealized Value for the CAMA segment represent activity in Blackstone’s mezzanine and credit liquidity funds.
(b)	Cost and unrealized value represents the limited partners’ share, including co-investments arranged by Blackstone, of those fund level investments, on which carried interest can be earned, before carried interest allocations to Blackstone when a fund achieves cumulative investment returns in excess of a specified rate.